UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2018

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) DexCom held its Annual Meeting on May 31, 2018. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on the record date, there were 88,074,614 shares outstanding and entitled to vote and 81,867,004 shares were voted in person or by proxy on the matters described below.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of DexCom’s common stock voted to elect three Class I directors, each to serve until their successor has been elected and qualified or until their earlier resignation or removal as follows:

Name	For (#)	For (%) (excluding broker non-votes)	Against (#)	Against (%) (excluding broker non-votes)	Abstentions (#)	Abstentions (%) (excluding broker non-votes)	Broker Non-Votes
Terrance H. Gregg	73,196,817	98.10%	1,342,176	1.80%	72,064	0.10%	7,255,947
Kevin Sayer	74,341,599	99.64%	198,470	0.27%	70,988	0.10%	7,255,947
Nicholas Augustinos	73,284,816	98.22%	1,255,076	1.68%	71,166	0.10%	7,255,946

(2) Holders of DexCom’s common stock voted to ratify the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2018:

	Number of Shares	Percentage of Shares
Shares Voted in Favor:	81,130,290	99.10%
Shares Voted Against:	644,405	0.79%
Shares Abstaining:	92,309	0.11%

(3) Holders of DexCom’s common stock voted to approve the non-binding advisory resolution on compensation paid to DexCom’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion:

	Number of Shares	Percentage of Shares (excluding broker non-votes)
Shares Voted in Favor:	66,521,900	89.16%
Shares Voted Against:	8,001,213	10.72%
Shares Abstaining:	87,945	0.12%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Steven R. Pacelli
Steven R. Pacelli
Executive Vice President, Strategy and Corporate Development

Date: June 4, 2018